--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


              CURRENT REPORT FOR EVENT OCCURRING DECEMBER 10, 2001


                                       of


                              ALLIED HOLDINGS, INC.

                              a Georgia Corporation
                   IRS Employer Identification No. 58-0360550
                             SEC File Number 0-22276



                              160 CLAIREMONT AVENUE
                                    SUITE 200
                             DECATUR, GEORGIA 30030
                                 (404) 370-1100


--------------------------------------------------------------------------------



GENERAL EXPLANATION

         The purpose of this Report is to amend the registrant's Current Report on Form 8-K dated December 10, 2001 and filed December 20, 2001 (the "Initial Report"), relative to the sale of the registrant's interests in the United Kingdom joint venture to AutoLogic Holdings plc. This Report amends the Initial Report so as to provide the information required under 7(b).

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          None

     (b)  Pro Forma Financial Statements

          Basis of Presentation
          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2000

     (c)  Exhibits

      2.1   Agreement, dated November 19, 2001 between Allied Holdings, Inc. and
            AutoLogic Holdings plc *

     99.1   Press release dated December 11, 2001*

(*) Filed as part of the Registrant's Current Report on Form 8-K dated December 10, 2001, filed December 20, 2001, and incorporated herein by reference.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


Basis of Presentation

On December 10, 2001, Allied Holdings, Inc. (the "Company") completed the sale of its interest in a joint venture (the " JV") located in the United Kingdom and held by the Company's subsidiary, Axis International, Inc. ("Axis"), to AutoLogic Holdings, plc ("AutoLogic") for approximately US$20.5 million in cash. The Company sold to AutoLogic the following interests held by Axis: (i) 50% interest in Autocar Logistics Limited, a company registered in England and Wales, (ii) 50% interest in Ansa Logistics Limited, a company registered in England and Wales, and (iii) 32% interest in Vehicle Logistics Corporation BV, a company registered in the Netherlands. The gain on the sale of the Company's interest in the United Kingdom joint venture was US$16.2 million.

The following unaudited pro forma condensed consolidated balance sheet at September 30, 2001 presents the Company's sale of its interest in the United Kingdom joint venture as if it had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 presents the Company's sale of its interest in the United Kingdom joint venture as if it had occurred on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma statements of operations do not purport to represent what our results of operations would have been if the transaction had occurred as of the dates indicated or what such results will be for any future periods. The detailed assumptions used to prepare the unaudited pro forma condensed consolidated financial information are contained in the accompanying explanatory notes.

The unaudited pro forma financial statements are derived from, and should be read in conjunction with the historical financial statements of the Registrant included in its Form 10-K for the year ended December 31, 2000 and Form 10-Q for the quarter ended September 30, 2001.

ALLIED HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
(IN THOUSANDS)

                                                                               SEPTEMBER 30, 2001

                                                               ---------         -----------              ------------
                                                                ALLIED            PRO FORMA               CONSOLIDATED
                                                               HOLDINGS          ADJUSTMENTS                PRO FORMA
                                                               ---------         -----------              ------------
                         ASSETS

CURRENT ASSETS
      Cash and cash equivalents                                $  12,249          $      -- (1,2,3)        $  12,249

      Short-term investments                                      64,756                 --                   64,756
      Receivables, net of allowance for
           doubtful accounts                                      94,789                 --                   94,789
      Deferred tax assets                                         11,968                 --                   11,968

      Other current assets                                        26,646                 --                   26,646

                                                               ---------          ---------                ---------
           Total current assets                                  210,408                 --                  210,408
                                                               ---------          ---------                ---------

PROPERTY AND EQUIPMENT, net                                      231,073                 --                  231,073
                                                               ---------          ---------                ---------

OTHER ASSETS
      Goodwill, net                                               91,303                 --                   91,303

      Other                                                       43,387             (6,794)(1)               36,593

                                                               ---------          ---------                ---------
           Total other assets                                    134,690             (6,794)                 127,896
                                                               ---------          ---------                ---------

           Total assets                                        $ 576,171          $  (6,794)               $ 569,377
                                                               =========          =========                =========

           LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Current maturities of long-term debt                     $ 158,462          $ (15,411)(3)            $ 143,051
      Trade accounts payable                                      38,658                 --                   38,658
      Accrued liabilities                                         81,969                 --                   81,969

                                                               ---------          ---------                ---------
           Total current liabilities                             279,089            (15,411)                 263,678
                                                               ---------          ---------                ---------

LONG-TERM DEBT, less current maturities                          190,003                 --                  190,003

DEFERRED INCOME TAXES                                              3,125                 --                    3,125

OTHER LONG-TERM LIABILITIES                                       82,780                 --                   82,780

STOCKHOLDERS' EQUITY                                              21,174              8,617 (1,2)             29,791

                                                               ---------          ---------                ---------
           Total liabilities and stockholders' equity          $ 576,171          $  (6,794)               $ 569,377
                                                               =========          =========                =========

ALLIED HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             YEAR ENDED DECEMBER 31, 2000

                                                               -----------          -----------             ------------
                                                                 ALLIED              PRO FORMA              CONSOLIDATED
                                                                HOLDINGS            ADJUSTMENTS              PRO FORMA
                                                               -----------          -----------             ------------
REVENUES                                                       $ 1,069,154           $      --                1,069,154

OPERATING EXPENSES                                               1,055,946                  --                1,055,946
                                                               -----------           ---------              -----------

OPERATING INCOME                                                    13,208                  --                   13,208
                                                               -----------           ---------              -----------

OTHER INCOME/(EXPENSE)
       Equity in earnings of joint ventures, net of tax              5,066              (5,155)(4)                  (89)

       Gain on sale of investment                                       --              17,710 (5)               17,710

       Interest expense                                            (33,813)              1,156 (6)              (32,657)

       Interest income                                               5,509                  --                    5,509

       Other expense, net                                           (1,340)                 --                   (1,340)
                                                               -----------           ---------              -----------

              Total Other Income/(Expense)                         (24,578)             13,711                  (10,867)
                                                               -----------           ---------              -----------

(LOSS)/INCOME  BEFORE INCOME TAXES                                 (11,370)             13,711                    2,341

INCOME TAX BENEFIT/(EXPENSE)                                         5,069              (6,414)(7)               (1,345)
                                                               -----------           ---------              -----------

NET (LOSS)/INCOME                                              $    (6,301)          $   7,297              $       996
                                                               ===========           =========              ===========


PER COMMON SHARE - BASIC AND DILUTED                           $     (0.79)          $    0.92              $      0.13
                                                               ===========           =========              ===========

COMMON SHARES OUTSTANDING - BASIC AND
       DILUTED                                                 $     7,946           $   7,946              $     7,946
                                                               ===========           =========              ===========

ALLIED HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                   ---------         -----------             ------------
                                                                    ALLIED            PRO FORMA              CONSOLIDATED
                                                                   HOLDINGS          ADJUSTMENTS              PRO FORMA
                                                                   ---------         -----------             ------------
REVENUES                                                           $ 672,384           $      --                672,384

OPERATING EXPENSES                                                   710,884                  --                710,884
                                                                   ---------           ---------              ---------

OPERATING LOSS                                                       (38,500)                 --                (38,500)
                                                                   ---------           ---------              ---------

OTHER INCOME/(EXPENSE)
        Equity in earnings of joint ventures, net of tax               3,593              (3,299)(4)                294

        Gain on sale of investment                                        --              14,064 (5)             14,064

        Interest expense                                             (26,994)                867 (6)            (26,127)

        Interest income                                                2,014                  --                  2,014

        Other income (expense), net                                    2,719                  --                  2,719
                                                                   ---------           ---------              ---------

              Total Other Income/(Expense)                           (18,668)             11,632                 (7,036)
                                                                   ---------           ---------              ---------

(LOSS)/INCOME BEFORE INCOME TAXES                                    (57,168)             11,632                (45,536)

INCOME TAX BENEFIT/(EXPENSE)                                          19,944              (5,076)(7)             14,868
                                                                   ---------           ---------              ---------

NET (LOSS)/INCOME                                                  $ (37,224)          $   6,556              $ (30,668)
                                                                   =========           =========              =========


PER COMMON SHARE - BASIC AND DILUTED                               $   (4.60)          $    0.81              $   (3.79)
                                                                   =========           =========              =========

COMMON SHARES OUTSTANDING - BASIC AND
        DILUTED                                                        8,096               8,096                  8,096
                                                                   =========           =========              =========

ALLIED HOLDINGS INC.
PROFORMA CONSOLIDATED NOTES
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


CALCULATION OF THE GAIN ON SALE OF THE JV

Cash Proceeds                                $ 20,560
Less:  Fess                                      (710)
                                             --------
                                               19,850
Book basis of investment sold                  (3,620)
                                             --------
Gain on sale of JV                           $ 16,230
                                             ========

BALANCE SHEET NOTES

Assuming the sale of the UK joint venture took place on the date presented, the following proforma adjustments are necessary.

         (1)      Record proceeds on the sale of the JV.

                   Cash Proceeds                           $ 20,560
                   Less: Fees                                  (710)
                                                           --------
                                                             19,850
                   Book basis of investment sold              6,794
                                                           --------
                   Gain on sale of JV                      $ 13,056
                                                           ========

                        Cash                                 19,850

                           Investment in JV                                6,794
                           Gain on Sale                                   13,056

         (2)      Record the income tax effect of the sale at 34%.

                   Income tax expense                         4,439
                        Cash                                               4,439

         (3)      Use of sale proceeds to reduce debt.

                   Net Cash proceeds                         $ 19,850
                   Less: Cash paid for income taxes            (4,439)
                                                             --------
                                                             $ 15,411
                                                             ========

                        Debt                                   15,411
                             Cash                                         15,411

ALLIED HOLDINGS INC.
PROFORMA CONSOLIDATED NOTES
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


INCOME STATEMENT NOTES

Assuming the sale of the UK joint venture took place at the beginning of each of the periods presented, the following proforma adjustments are necessary.

         (4)      Eliminate equity in the investment of UK joint venture.

         (5)      Recognize gain on sale of JV.

                                                      Nine Months Ended                                                Year Ended
                                                         September 30                                                  December 31
                                                            2001                                                          2000
                                                      ------------------                                               -----------
                   Cash Proceeds                          $ 20,560              Cash Proceeds                            $ 20,560
                   Less: Fees                                 (710)             Less: Fees                                   (710)
                                                          --------                                                       --------
                                                            19,850                                                         19,850
                   Book basis of investment @ 12/31/00       5,786              Book basis of investment @ 12/31/99         2,140
                                                          --------                                                       --------
                   Gain on sale of JV                     $ 14,064              Gain on sale of JV                       $ 17,710
                                                          ========                                                       ========

         (6) Reduction in interest expense as a result of net proceeds used to reduce debt.

                   Net proceeds on sale of JV                     15,411

                   Average effective interest rate                   7.5%

                   Annual interest saved - full year               1,156

                   Annual interest saved - 9 months                  867

         (7)      Effect on tax expense based on a statutory rate of 34%.

                                                                      Nine Months Ended      Year Ended
                                                                        September 30         December 31
                                                                            2001                2000
                                                                      -----------------      -----------
                   Tax effect of gain on sale of JV                        $ 4,782             $ 6,021
                   Tax effect of reduction in interest expense                 295                 393
                                                                           -------             -------
                                                                           $ 5,076             $ 6,414
                                                                           =======             =======

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2002

                      ALLIED HOLDINGS, INC.



                      By: /s/ Daniel H. Popky
                          -----------------------------------------------------
                      Name:  Daniel H. Popky
                      Title: Senior Vice President and Chief Financial Officer